Exhibit 10.1(c)

EXECUTION VERSION

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT, dated as of May 18, 2018 (this “Agreement”), by and among Portillo’s Holdings, LLC, a Delaware limited liability company (the “Borrower”), PHD Intermediate LLC, a Delaware limited liability company (“Holdings”), each Revolving Credit Lender party hereto, UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”), and each of the other Loan Parties party hereto.

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of August 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”), among Holdings, the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the lenders or other financial institutions or entities from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meanings provided in the Existing Credit Agreement);

WHEREAS, Section 10.01(a) of the Existing Credit Agreement permits amendments to extend the Commitment of any Lender with the written consent of such Lender;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendments to Loan Documents. Effective as of the Amendment No. 2 Effective Date:

(a)	Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of May 18, 2018, among the Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent and the Revolving Credit Lenders party thereto.

“Amendment No. 2 Effective Date” shall mean the “Amendment No. 2 Effective Date” under and as defined in Amendment No. 2.

(b)	The definition of “Maturity Date” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means (i) with respect to the Term B Loans and Term B-2 Loans, the seventh anniversary of the Closing Date; (ii) with respect to the Initial Revolving Credit Commitments, February 28, 2021; (iii) with respect to any Class of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders, (iv) with respect to any Refinancing Term Loans or Refinancing Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment and (v) with respect to any Incremental Loans or Incremental Revolving Credit Commitments, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.

1

2.

Effective Date Conditions. This Agreement will become effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms herein:

(a)

the Administrative Agent shall have received counterparts of this Agreement executed by (i) each Revolving Credit Lender, (ii) the Swing Line Lender, (iii) the L/C Issuer and (iv) the Borrower and each other Loan Party;

(b)	the representations and warranties in Section 3 of this Agreement shall be true and correct in all material respects as of the Amendment No. 2 Effective Date;

(c)	no Default or Event of Default shall exist, or would result from the consummation of the transactions contemplated hereby;

(d)

the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Borrower dated as of the Amendment No. 2 Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement, (B) certifying that the certificate of formation and limited liability company agreement of the Borrower either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (b) and (c) above; and

(e)

all fees and out-of-pocket expenses for which invoices have been presented at least three business day prior to the Amendment No. 2 Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.04 of the Credit Agreement in connection with this Agreement shall have been paid or reimbursed by (or on behalf of) the Borrower.

3.	Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that:

(a)

the execution, delivery and performance of this Agreement is within such Loan Party’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of such Loan Party;

(b)

this Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and

(c)

the execution and delivery of this Agreement by such Loan Party and the performance by such Loan Party hereof do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) (A) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

2

4.	Reference to and Effect on Loan Documents; Reaffirmation of the Loan Parties.

(a)

On and after the effectiveness of this Agreement, each reference in the Existing Credit Agreement and the other Loan Documents to any of the Loan Documents, “this Agreement”, “hereunder”, “hereof’ or words of like import referring to any Loan Document shall mean and be a reference to the applicable Loan Document, as specifically amended by this Agreement.

(b)

Each Loan Party hereby consents to the amendment of the Existing Credit Agreement and the Loan Documents effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms and reaffirms, as of the date hereof, (i) that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties (including without limitation the Revolving Credit Lenders) pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents and (ii) its Guaranty of the Obligations and the covenants and agreements contained in each of the other Loan Documents to which it is a party, including, in each case, such security interest, covenants and agreements as in effect immediately after giving to this Agreement and the transactions contemplated hereby. Neither the modification of the Existing Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

5.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement.

6.

Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date.

3

7.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

10.

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11.

Loan Document. On and after the Amendment No. 2 Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 5 above).

[signature pages to follow]

4

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

PORTILLO’S HOLDINGS, LLC PHD
INTERMEDIATE LLC
PORTILLO’S HOT DOGS, LLC

By:	/s/ Susan Shelton
Name:	Susan Shelton
Title:	Secretary

[Portillo’s - Signature Page to Amendment No. 2 to First Lien Credit Agreement]

UBS AG, STAMFORD BRANCH, as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Portillo’s - Signature Page to Amendment No. 2 to First Lien Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Revolving Credit Lender

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Portillo’s - Signature Page to Amendment No. 2 to First Lien Credit Agreement]

BANK OF AMERICA, N.A., as a Revolving Credit Lender

By:	/s/ KUNAL SHAH
Name: KUNAL SHAH
Title: VICE PRESIDENT

[Portillo’s - Signature Page to Amendment No. 2 to First Lien Credit Agreement]

SECURITY BENEFIT LIFE INSURANCE COMPANY, as a Revolving Credit Lender

By: CBAM Partners, LLC, its Investment Manager

By:	/s/ John H. Garrett
Name:	John H. Garrett
Title:	Managing Director

[Portillo’s - Signature Page to Amendment No. 2 to First Lien Credit Agreement]

WINTRUST BANK, as a Revolving Credit Lender

By:	/s/ Daniel Harvey
Name:	Daniel Harvey
Title:	Group Senior Vice President

[Portillo’s - Signature Page to Amendment No. 2 to First Lien Credit Agreement]